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Exhibit 99.2
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                 Annual Message to Shareholders and Analysts:
                     Global Excellence in Teleconferencing

                                    ACT is:

A world class provider of electronic meetings
 .   Audio conferencing
 .   Video conferencing
 .   Web conferencing

                                Global Platform

We have locations in:
 .   North America
    .               Dallas, TX
    .               Denver, CO
    .               New York, NY
    .               Toronto, Ontario
    .               Ottawa, Ontario
 .   Europe
    .               London, England
    .               Paris, France
    .               Brussels, Belgium
    .               Frankfurt, Germany
    .               Amsterdam, Netherlands
 .   Asia Pacific
    .               Hong Kong
    .               Singapore
    .               Sydney, Australia
    .               Adelaide, Australia

                            Senior Management Team

Gerald Van Eeckhout, Chairman and CEO
 .   Co-founder, over 18 years of teleconferencing experience
 .   Previously, CFO Pillsbury, CFO Medtronic, CPA Deloitte& Touche
Gavin Thomson, CFO and Vice Chairman
 .   Over 20 years international finance experience
 .   Previously, CEO Tek South Africa, positions at Ernst & Young, Deloitte &
Touche
Gene Warren, COO
 .   Senior technologist
Previously, senior director positions MCI, Williams Conferencing and Confertech Senior management has not changed for five years

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                          Electronics Meetings Market

                                            2000*    2005*     Annual
                                           Market   Market     Growth

 .    Audio conferencing                     $1.2     $ 3.6       25%
 .    Video conferencing                     $ .3     $ 1.6       40%
 .    Web conferencing                       $ .3     $ 6.0       80%
                                            -----------------------
                                    Total:  $1.8     $11.2

*$U.S. billions

                             ACT Product Offerings
 .    Audio conferencing
     .              ActionCall SM
     .              ReadyConnect SM
 .    Video conferencing
     .              ActionView SM
 .    Web conferencing
     .              ActionCast SM
     .              ActionVideo SM

                            ACT Market Penetration
 .    Global sales force of approximately 70 people
 .    Partnerships with telecom companies
     .              Outsourcing
     .              Co-marketing

                           ACT Service Applications
 .    Investor relations
 .    Teletraining
 .    Medical marketing
 .    Sales management
 .    Project review

                        Teleconferencing Growth Drivers
 .    Reduced travel time and cost
 .    Fast, flexible scheduling
 .    Globalization and decentralization
 .    Improved teamwork and productivity
 .    Trend toward telecommmuting
 .    Internet and bandwidth revolution

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                             ACT Traded on Nasdaq

 .    Stock price
     .              1996@ $3.50
     .              Now@ $7.50+
 .    Research coverage-3 firms
 .    Applied for Nasdaq National Market
 .    Market cap
     .              -1996 $5mm
     .              -2001 $50mm

                           Total Shareholder Return

Assumes $100 investment on April 17, 1996 (ACT IPO) through Dec.29, 2000:
 .    88% growth for investment in Nasdaq Telecom
 .    105 % growth for investment in Nasdaq Composite
 .    138 % growth for investment in ACTT

                      Historic Net Revenue (in Thousands)

 .    1996 -- $6,220
 .    1997 -- $10,234
 .    1998 -- $19,010
 .    1999 -- $28,329
 .    2000 -- $37,700

                   Historic Operating Income (in Thousands)

 .    1996 --($924)
 .    1997 -- $98
 .    1998 --($993)
 .    1999 -- $1,539
 .    2000 -- $3,956

                        Historic EBITDA (in Thousands)

 .    1996 - ($561)
 .    1997 -- $574
 .    1998 - ($61)
 .    1999 -- $3,014
 .    2000 -- $6,275

                                 ACT Netherlands

 .    Five years in Dutch market
 .    Located in Amsterdam
 .    20 employees
 .    Operations
 .    Administration/finance

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 .    Sales and marketing
                                   CUSTOMERS

 .    Finance
 .    Banking
 .    Public companies
 .    High tech companies

                                   PRODUCTS

 .    Audio conferencing
 .    Video bridging
 .    Streaming

                                 APPLICATIONS

 .    Investor relations
 .    Presentations
 .    Sales and marketing
 .    Product Management

                                  COMPETITOR

 .    Local PTT

                            FUTURE CORPORATE GOALS

 .    Revenue per year:  50%
 .    PBT:  20%
 .    Dutch office on target

                               ACT Asia Pacific

 .    Australia:  number two market position
     .              Sydney -- opened 1997
     .              Adelaide -- opened 1999
 .    Hong Kong:  number 3 market position
     .              Opened 1999
 .    Singapore
     .              Opened 2001

                                     Staff

 .    61 employees

                         Future Locations (2001-2002)

 .    Physical locations
     .              Japan
     .              India
     .              China
 .    Penetration through accessing of populations

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     .              Korea
     .              Taiwan
     .              Malaysia
     .              Thailand
     .              Vietnam

                                   Highlights
 .    Strong position to leverage new and emerging markets
 .    Internet/IP technologies will leapfrog older technologies (no Legacy systems)
 .    High acceptance of new technologies (almost frantic pace)
 .    China market accessible
 .    Optimistic outlook for the region

                                   ACT EMEA
 .    Rapid growth region
 .    Locations in:
     .              Amsterdam (opened in 1995)
     .              Brussels (opened in 1995)
     .              Frankfurt (opened in 1999)
     .              London (opened in 1992)
     .              Paris (opened in 1997)

                                      Staff
 .    170 employees

                                    Expertise
 .    Finance
 .    Business Services
 .    High tech
 .    Petroleum and chemical industries

                                  Market Share
 .    Typically second or third in market
 .    Competitors are incumbent telcos

                                    Expansion
 .    Other parts of Europe
 .    Assessing opportunities in balance of MEA

                                   Conclusion
 .    Growing multi-national company
 .    Rapidly expanding markets
 .    Profitable with strong revenue and earnings growth
 .    Strong management

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                                 SEC Disclaimer

Statements made in this presentation that are not historical facts may be forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Important factors that could cause actual results to differ materially from those anticipated by any forward-looking information include, but are not limited to, future economic conditions, competitive services and pricing, new competitor entry, the delivery of services under existing contracts and other factors. For a more detailed description of the factors that could cause such a difference, please see ACT's filings with the Securities and Exchange Commission. ACT disclaims any intentions or obligation to update or revise any forward-looking statements, whether as a result of new information, to further understand the results of ACT.

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